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                                                                    EXHIBIT 10.8



                             VOTING TRUST AGREEMENT

       VOTING TRUST AGREEMENT executed at Fort Mill, South Carolina, by and among American Aircarriers Support, Incorporated, a Delaware corporation (the "Company"), Herman O. Brown, Jr., an individual residing in Lake Wylie, South Carolina (the "Stockholder"), and David M. Furr and his successors in trust (the "Trustee").

       WHEREAS, the Stockholder owns a total of 1,025,000 shares of Common Stock of the Company, and

       WHEREAS, in order to secure continuity and stability of the Company's policies and management, the Stockholder deems it advisable and has agreed to enter into this Agreement pursuant to which the Stockholder will deposit all of the 1,025,000 shares he currently owns and all other shares of the Common Stock or other voting securities of the Company hereafter acquired, of record or beneficially, by the Stockholder (collectively, the "Shares") with the Trustee and the Trustee will obtain voting control with respect to the Shares, and

       WHEREAS, the Stockholder has agreed that the Trustee shall take and hold for the period which is hereinafter stated the legal title to the Shares, to be held by him and to act under the terms of this Agreement, and

       WHEREAS, the Trustee has consented to act under this Agreement for the purposes herein provided,

       NOW, THEREFORE, in consideration of the mutual covenants of the parties which are hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is hereby agreed:

       1. Agreement. Copies of this Agreement, and of every supplemental or amendatory agreement, shall be filed in the Company's principal office in Fort Mill, South Carolina. All such copies shall be open to the inspection of the Company's stockholders daily during business hours. All Voting Trust Certificates (defined below) issued as hereinafter provided shall be issued, received, and held subject to all the terms of this Agreement.

       2. Transfer of Common Stock to Trustee. (a) The Stockholder shall deposit with the Trustee certificates evidencing his Shares. Should the Stockholder acquire additional Shares after the date hereof by exercise of options, the Stockholder shall deposit additional certificates for the Company's Common Stock so acquired with the Trustee within 10 days of such acquisition. No stock shall be deposited hereunder except stock having general voting powers, as provided in the Company's Certificate of Incorporation. All such stock certificates shall be endorsed, or accompanied by such executed instruments of transfer as to enable the Trustee to cause such certificates to be transferred into the name of the Trustee, as hereinafter provided. On receipt by the Trustee of the certificates for any Shares and their transfer into the name of the Trustee, the Trustee shall hold them subject to the terms of this Agreement, and shall thereupon issue and deliver to the Stockholder Voting Trust Certificates (defined below) for the Shares so deposited. Stockholder represents and warrants that, upon his transfer of the Shares to the Trustee, he will not be a "control person" as such term is defined under Federal and state securities laws.
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            (b) All certificates for Shares of the Company transferred and delivered to the Trustee pursuant to this Agreement shall be surrendered by the Trustee to the Company and cancelled, and new certificates therefor shall be issued to and held by the Trustee in the name of "David M. Furr, as Voting Trustee u/t/a dated February 20, 1998, for Herman O. Brown."

       3. Voting Trust Certificates. The voting trust certificates shall be substantially in the form set forth in Exhibit A hereto (the "Voting Trust Certificates").

       4.   Transfer of Certificates and Shares.

            (a) During the term of this Agreement, the Shares may be sold, transferred, assigned, pledged, hypothecated or otherwise transferred by the Stockholder, subject to compliance by the Stockholder with the terms of this Agreement.

            (b) If the Stockholder determines to sell any or all of the Shares by means of a sale (a "Sale"), the Stockholder shall so notify the Trustee of such determination by a written notice (a "Notice of Sale"), which Notice of Sale shall state the number of Shares sold. If the Shares are sold in public market transactions, in no event shall the number of Shares set forth in a Notice of Sale exceed the number of Shares that the Stockholder would be permitted to sell pursuant to Rule 144 or Rule 144(k), as applicable, promulgated under the Securities Act of 1933, as amended, or pursuant to any lock-up agreement with any investment banking firm. Upon receipt of a Notice of Sale by the Trustee, the Shares subject to the Notice of Sale shall be transferred into the name of the purchaser (or into the name of a registered broker or dealer designated by the purchaser) on the stock transfer records of the Company and such Shares shall no longer be subject to this Agreement.

            (c) Notwithstanding any of the other provisions of this Agreement, the Stockholder shall have the absolute right to transfer, pledge or hypothecate any or all Voting Trust Certificates owned by the Stockholder; provided, however, any such transfer, pledge or hypothecation shall be subject to this Agreement and any foreclosure of a pledge or hypothecation shall be deemed a Transfer of the Voting Trust Certificates and the party seeking to foreclose such pledge or hypothecation shall execute an agreement to become a party and subject to this Agreement with the same force and effect as if such transferee had executed this original Agreement, and shall be considered to be within the meaning of the term Stockholder whenever used herein.

            (d) Upon the death of any registered holder of Voting Trust Certificates subject to this Agreement, the Trustee shall, upon surrender to the Trustee of the Voting Trust Certificate(s) which were registered in the decedent's name duly endorsed for surrender and cancellation, and delivery of such other documents as the Trustee may reasonably require, cause said Voting Trust Certificate(s) to be cancelled and the Trustee shall thereafter promptly surrender the certificates representing the Shares subject to such Voting Trust Certificates to the Company for cancellation and reissuance in the name(s) of the Stockholder's heirs or legal representatives.

            (e) During the term of this Agreement, the Trustee, in his capacity as Trustee pursuant to this Agreement, shall not have the power to sell the Shares without the written authorization of the Stockholder. Any sales shall be made in compliance with all applicable State and Federal securities laws and any lock-up agreement with any investment banking firm. If a sale of the Shares by the





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Trustee in his capacity as Trustee pursuant to this Agreement occurs at any time, the proceeds shall be distributed by the Trustee to and among the holder or holders of the Voting Trust Certificates upon the surrender of said Voting Trust Certificates.

            (f) The Voting Trust Certificates shall be transferable at the Trustee's principal office in Gastonia, North Carolina (and at such other office as the Trustee may designate by an instrument signed by him and sent by mail to the registered holders of Voting Trust Certificates), on the books of the Trustee, by the registered owner thereof, either in person or by attorney thereto duly authorized, upon surrender thereof, according to the rules established for that purpose by the Trustee. The Trustee may treat the registered holder as owner thereof for all purposes, but he shall not be required to deliver certificates representing the Shares hereunder without the surrender of such Voting Trust Certificates.

            (g) If a Voting Trust Certificate is lost, stolen, mutilated, or destroyed, the Trustee, in his discretion, may issue a duplicate of such certificate upon receipt of: (1) evidence of such fact satisfactory to him;
(2) indemnity reasonably satisfactory to him; and (3) the existing certificate, if mutilated. The Trustee shall not be required to recognize any transfer of a Voting Trust Certificate not made in accordance with the provisions hereof, unless the person claiming such ownership has produced indicia of title satisfactory to the Trustee, and has in addition deposited with the Trustee indemnity reasonably satisfactory to him.

       5. Termination Procedure. (a) Upon the termination of this Agreement at any time, as hereinafter provided, the Trustee, at such time as he may choose during the period commencing 20 days before and ending 20 days after such termination, shall mail written notice of such termination to the registered owners of the Voting Trust Certificates, at the addresses appearing on the Trustee's transfer books. After the date specified in any such notice (which date shall be fixed by the Trustee), the Voting Trust Certificates shall cease to have any effect, and their holders shall have no further rights under this Agreement other than to receive certificates for the Shares or other property distributable under the terms hereof and upon the surrender of such Voting Trust Certificates.

            (b) Within 30 days after the termination of this Agreement, the Trustee shall deliver, to the registered holders of all Voting Trust Certificates, certificates for the number of Shares represented thereby, upon the surrender thereof properly endorsed, such delivery to be made in each case at the Trustee's office.

            (c) At any time subsequent to 30 days after the termination of this Agreement, the Trustee may deposit with the Company stock certificates representing the number of Shares represented by the Voting Trust Certificates then outstanding, with authority in writing to the Company to deliver such stock certificates in exchange for Voting Trust Certificates representing a like number of Shares of the Company. Upon such deposit all further liability of the Trustee for the delivery of such stock certificates and the delivery or payment of dividends upon surrender of the Voting Trust Certificates shall cease, and the Trustee shall not be required to take any further action hereunder.

       6. Dividends. (a) Prior to the termination of this Agreement, the Stockholder (or his transferees) shall be entitled to receive payments equal to the cash dividends, if any, received by the Trustee upon a like number of shares of the Company's Common Stock as is called for by each such





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Voting Trust Certificate.  If any dividend in respect of the Shares deposited with the Trustee is paid, in whole or in part, in the Company's stock having general voting powers, the Trustee shall likewise hold, subject to the terms of this Agreement, the certificates for Shares which are received by him on account of such dividend. The Stockholder (or his transferees) holding Shares on which such stock dividend has been paid shall be entitled to receive a Voting Trust Certificate issued under this Agreement for the number of Shares received as such dividend with respect to the Shares represented by such Voting Trust Certificate. Holders entitled to receive the dividends described above shall be those registered as such on the Trustee's transfer books at the close of business on the day fixed by the Company for the taking of a record to determine those holders of its Common Stock entitled to receive such dividends, or if the Trustee has fixed a date, as hereinafter in this paragraph provided, for the purpose of determining the holders of Voting Trust Certificates entitled to receive such payment or distribution, then registered as such at the close of business on the date so fixed by the Trustee.

            (b) If any dividend in respect of the Shares deposited with the Trustee is paid other than in cash or in capital stock having general voting powers, then the Trustee shall distribute the same to the Stockholder (or his transferees) at the close of business on the day fixed by the Trustee for taking a record to determine the holders of Voting Trust Certificates entitled to receive such distribution. Such distribution shall be made to such holders of Voting Trust Certificates ratably, in accordance with the number of Shares represented by their respective Voting Trust Certificates.

            (c) The Trustee may temporarily close the transfer books for a period not exceeding 20 days preceding the date fixed for the payment or distribution of dividends or the distribution of assets or rights, or at any other time in the Trustee's discretion. In lieu of providing for the closing of the books against the transfer of Voting Trust Certificates, the Trustee may fix a date not exceeding 20 days preceding any date fixed by the Company for the payment or distribution of dividends, or for the distribution of assets or rights, as a record date for the determination of the holders of Voting Trust Certificates entitled to receive such payment or distribution. The holders of Voting Trust Certificates of record at the close of business on such date shall exclusively be entitled to participate in such payments or distribution.

            (d) In lieu of receiving cash dividends upon the Shares and paying the same to the holders of Voting Trust Certificates pursuant to the provisions of this Agreement, the Trustee may instruct the Company in writing to pay such cash dividends to the holders of the Voting Trust Certificates. Upon receipt of such written instructions, the Company shall pay such cash dividends directly to the holders of the Voting Trust Certificates. Upon such instructions being given by the Trustee to the Company, and until revoked by the Trustee, all liability of the Trustee with respect to such cash dividends shall cease. The Trustee may at any time revoke such instructions.

       7. Subscription Rights. If any stock or other securities of the Company are offered for subscription to the holders of the Shares, the Trustee, promptly upon receipt of notice of such offer, shall mail a copy thereof to the Stockholder and his transferees. Upon receipt by the Trustee, at least five days prior to the last day fixed by the Company for subscription and payment, of a request from any such registered holder of Voting Trust Certificates to subscribe in his behalf, accompanied with the sum of money required to pay for such stock or securities (not in excess of the amount subject to subscription in respect of the Shares represented by the Voting Trust Certificate held by such





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certificate holder), the Trustee shall make such subscription and payment.
Upon receiving from the Company the certificates for Shares or securities so subscribed for, the Trustee shall issue to such holder a Voting Trust Certificate in respect hereof if the Shares or securities received have general voting powers. If, however, the Shares or securities do not have general voting powers, the Trustee shall mail or deliver such securities to the certificate holder in whose behalf the subscription was made, or may instruct the Company to make delivery directly to the certificate holder entitled thereto.

       8. Dissolution of the Company. In the event of the dissolution or total or partial liquidation of the Company, whether voluntary or involuntary, the Trustee shall receive the moneys, securities, rights, or property to which the holders of the Shares deposited hereunder are entitled, and shall distribute the same among the registered holders of Voting Trust Certificates in proportion to their interests, as shown by the books of the Trustee. Alternatively, the Trustee may in his discretion deposit such moneys, securities, rights, or property with any bank or trust company doing business in Fort Mill, South Carolina, with authority and instructions to distribute the same as above provided, and upon such deposit all further obligations or liabilities of the Trustee in respect of such moneys, securities, rights or property so deposited shall cease.

       9. Reorganization of the Company. If the Company is merged into or consolidates with another corporation, or all or substantially all of its assets are transferred to another corporation, then in connection with such transfer the term "Company" for all purposes of this Agreement shall be deemed to include such successor corporation, and the Trustee shall receive and hold under this Agreement any stock of such successor corporation received on account of the ownership, as Trustee hereunder, of the stock held hereunder prior to such merger, consolidation, and transfer. Voting Trust Certificates issued and outstanding under this Agreement at the time of such merger, consolidation, or transfer may remain outstanding, or the Trustee, may, in his discretion, substitute for such Voting Trust Certificates new Voting Trust Certificates in appropriate form, and the terms "stock" and "capital stock" as used herein shall be taken to include any stock which may be received by the Trustee in lieu of all or any part of the Shares.

       10. Rights of Trustee. (a) Until the actual delivery to the holders of Voting Trust Certificates issued hereunder of stock certificates in exchange therefor, and until the surrender of the Voting Trust Certificates for cancellation, the Trustee shall have the exclusive right, subject to the provisions of this paragraph hereinafter set forth, to exercise, in person or by his nominees or proxies, all of the Stockholder's voting rights and powers in respect of all Shares deposited hereunder, and to take part in or consent to any corporate or stockholders' action of any kind whatsoever. The Stockholder shall have no right to vote the Shares. The right to vote shall include the right to vote for the election of directors, and in favor of or against any resolution or proposed action of any character whatsoever, which may be presented at any meeting or require the consent of the Company's stockholders. Without limiting such general right, it is understood that such action or proceeding may include, upon terms satisfactory to the Trustee or to his nominees or proxies thereto appointed by him, mortgaging, creating a security interest in, and pledging of all or any part of the Company's property, the lease or sale of all or any part of its property, for cash, securities or other property, and the dissolution of the Company, or its consolidation, merger, reorganization or recapitalization.

            (b) In voting the Shares held by him hereunder either in person or by his nominees or proxies, the Trustee shall exercise his best judgment to select suitable directors of the Company, and





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shall otherwise, insofar as he may as a stockholder of the Company, take such part or action in respect to the management of its affairs as he may deem necessary so as to be kept advised on the affairs of the Company and its management. In voting upon any matter that may come before him at any stockholders' meeting, the Trustee shall exercise like judgment. The Trustee, however, shall not be personally liable for any action taken pursuant to his vote or any act committed or omitted to be done under this Agreement, provided that such commission or omission does not amount to willful misconduct on his part and that he at all times exercises good faith in such matters.

       11. Trustees. (a) The Trustee (and any successor Trustee) may at any time resign by mailing to the registered holders of Voting Trust Certificates a written resignation, to take effect ten days thereafter or upon its prior acceptance. Upon the death or disability of David M. Furr, or upon his resignation as Trustee, Karl F. Brown shall be the successor Trustee during the remainder of this Agreement. Such designation of a successor trustee may be made by filing in the Company's principal office, in Fort Mill, South Carolina, a deed of appointment of such successor Trustee, duly executed by him, under seal, and acknowledged as deeds for the conveyance of real estate are required to be acknowledged under the laws of South Carolina then in force. Any designation by David M. Furr of the successor Trustee may be revoked in whole or in part by him at any time, without notice, by filing a deed of revocation in the same form as the deed of appointment hereinabove provided for and in the same places. Upon the death, disability or resignation of David M. Furr, the Trustee designated by him, as hereinabove provided, shall become the successor Trustee hereunder. Upon his death or resignation without having appointed a Trustee to succeed him (or if he has appointed such Trustee but has revoked the appointment or such Trustee has died, become disabled or resigned and David M. Furr has failed to appoint a successor), and upon the death, disability or resignation of any successor Trustee acting hereunder, further Trustees under this Agreement shall be designated by the registered holders of Voting Trust Certificates issued and outstanding under this Agreement representing a majority of the Shares standing in the name of the Trustee hereunder.

            (b) The rights, powers, and privileges of the Trustee named hereunder shall be possessed by successor Trustees, with the same effect as though such successors had originally been parties to this Agreement. The word "Trustee," as used in this Agreement, means the Trustee or any successor Trustees acting hereunder, and shall include both the single and the plural number. The words "he," "him," and "his", as used in this Agreement in reference to the Trustee shall mean "they," "them," and "their," respectively, when more than one Trustee is acting hereunder.

       12. Term. This Agreement shall be effective as of the date hereof and shall continue in effect until the tenth anniversary of the date hereof, but shall terminate automatically if any of the following events occur: (1) the execution and acknowledgement (as deeds for the conveyance of real estate are required to be acknowledged under the laws of South Carolina then in effect) by the Trustee hereunder of a deed of termination of this Agreement, duly filed in the Company's office in Fort Mill, South Carolina, which deed shall state that the Stockholder or his assigns has sold the Shares and, accordingly, this Agreement shall expire upon the filing of the deed of termination; or (2) the death of the Stockholder. This Agreement shall automatically renew for an additional term of ten years if the Stockholder continues to own Shares upon expiration of the initial term hereof.





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       13.  Compensation and Reimbursement of Trustee.  The Trustee shall serve without compensation. The Trustee shall have the right to incur and pay such reasonable expenses and charges, and to employ and pay such agents, attorneys, and counsel as he may deem necessary and proper to effectuate this Agreement. All such expenses or charges incurred by and due to the Trustee may be deducted from the dividends or other moneys or property received by him on the Shares deposited hereunder. Nothing herein contained shall disqualify the Trustee or successor Trustees, or incapacitate him or them from serving the Company or any of its subsidiaries as officer or director, or in any other capacity, and in any such capacity receiving compensation.

       14. Notice. (a) Unless otherwise specifically provided herein, any notice to or communication with the holders of the Voting Trust Certificates hereunder shall be deemed to be sufficiently given if sent by registered or certified mail, postage prepaid, addressed to such holders at their respective addresses appearing on the Trustee's transfer books. The addresses of the holders of Voting Trust Certificates, as shown on the Trustee's transfer books, shall in all cases be deemed to be the addresses of Voting Trust Certificate holders for all purposes under this Agreement, without regard to what other or different addresses the Trustee may have for any Voting Trust Certificate holder on any other books or records of the Trustee. Every notice so given shall be effective, whether or not received, and the date of mailing shall be the date such notice is deemed given for all purposes.

            (b) Any notice to the Company hereunder shall be sufficient if mailed to the Company at 3516 Centre Circle Drive, Fort Mill, South Carolina 29715, or to such other address as the Company may designate by notice in writing to the Trustee.

            (c) Any notice to the Trustee hereunder shall be sent by registered or certified mail, postage prepaid, to the Trustee, addressed to him at such addresses as he may from time to time furnish in writing to the Company, and if no such address has been so furnished by the Trustee, then to him in care of the Company.

            (d) All distributions of cash, securities or other property hereunder by the Trustee to the holders of Voting Trust Certificates may be made, in the Trustee's discretion, by mail (regular or registered mail, as the Trustee may deem advisable), in the same manner as hereinabove provided for the giving of notices to the holders of Voting Trust Certificates.

       15. Entire Agreement. This Agreement supersedes all agreements previously made between the parties relating to its subject matter. There are no other understandings or agreements between them.

       16. Non-Waiver. No delay or failure by a party to exercise any right under this Agreement, and no partial or single exercise of that right shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

       17. Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

       18. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.





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       19.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

       20. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties and their respective legal representatives, successors and assigns.

       IN WITNESS WHEREOF, the Company and the Trustee have executed this Agreement, and the Stockholder has executed this Agreement and has stated the number of Shares of the Company deposited by him.


                                      AMERICAN AIRCARRIERS SUPPORT, INCORPORATED

Attest:

                                      By:    /s/ KARL F. BROWN
                                             -----------------------------------
/s/ DAVID M. FURR                            Karl F. Brown, President
-----------------------------
Assistant Secretary


                                      /s/ DAVID M. FURR
                                      ------------------------------------------
                                      David M. Furr, Trustee



                                      STOCKHOLDER:


                                      /s/ HERMAN O. BROWN, JR.
                                      -----------------------------------------
                                      Herman O. Brown, Jr.



                                      Number of Shares Deposited:  1,025,000





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